Over 40 Years of Reliable InvestingTM Davis Real Estate Fund A series of Davis Series, Inc. Class / Ticker: A (RPFRX), B (DREBX), C (DRECX), Y (DREYX)

SUMMARY PROSPECTUS	April 30, 2012

Before you invest, you may want to review Davis Real Estate Fund’s statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s statutory prospectus and other information about the Fund at no cost online at http://davisfunds.com/applications_and_prospectuses/ or by calling 1-800-279-0279, or by sending an e-mail request to dvsinvestor.services@dsaco.com. The current statutory prospectus and statement of additional information, dated April 30, 2012, as further amended or supplemented, and the most recent shareholder report dated December 31, 2011, are incorporated by reference into this summary prospectus and may be obtained, free of charge, in the same manner as the statutory prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

Davis Real Estate Fund’s investment objective is total return through a combination of growth and income.

Fees and Expenses of Davis Real Estate Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of Davis Real Estate Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Davis Funds. More information about these and other discounts is available from your financial professional and in the “How to Choose a Share Class, Class A shares” section of the Fund’s statutory prospectus on page 68 and in the “Selecting the Appropriate Class of Shares” section of the Fund’s statement of additional information on page 54.

Shareholder Fees (fees paid directly from your investment)	Class A shares	Class B shares	Class C shares	Class Y shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of the lesser of the net asset value of the shares redeemed or the total cost of such shares. Only applies to Class A shares if you buy shares valued at $1 million or more without a sales charge and sell the shares within one year of purchase)	0.50%	4.00%	1.00%	None
Redemption Fee (as a percentage of total redemption proceeds)	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A shares	Class B shares	Class C shares	Class Y shares
Management Fees	0.55%	0.55%	0.55%	0.55%
Distribution and/or service (12b-1) Fees	0.21%	1.00%	1.00%	0.00%
Other Expenses	0.32%	0.64%	0.34%	0.24%
Total Annual Operating Expenses	1.08%	2.19%	1.89%	0.79%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This Example assumes that you invest $10,000 in Davis Real Estate Fund for the time periods indicated and then redeem all your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Class B shares’ expenses for the 10 year period include three years of Class A shares’ expenses since Class B shares automatically convert to Class A shares after seven years. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you sell your shares in:	1 Year	3 Years	5 Years	10 Years
Class A shares	$580	$802	$1,042	$1,730
Class B shares	$622	$985	$1,375	$2,109
Class C shares	$292	$594	$1,021	$2,212
Class Y shares	$ 81	$252	$439	$ 978

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You would pay the following expenses if you did not redeem your shares:	1 Year	3 Years	5 Years	10 Years
Class A shares	$580	$802	$1,042	$1,730
Class B shares	$222	$685	$1,175	$2,109
Class C shares	$192	$594	$1,021	$2,212
Class Y shares	$ 81	$252	$ 439	$ 978

Portfolio Turnover

Davis Real Estate Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 68% of the average value of its portfolio. Davis Real Estate Fund’s portfolio turnover rate increased from 43% in 2010 to 68% in 2011. Davis Advisors is a long-term buy-and-hold investor, but when market volatility brings companies we want to own into our price range or prices companies we own above our estimate of intrinsic value, we will adjust the portfolio. This occurred more often in 2011 than in 2010.

Principal Investment Strategies

Davis Selected Advisers, L.P. (“Davis Advisors” or the “Adviser”), the Fund’s investment adviser, uses the Davis Investment Discipline to invest at least 80% of the Fund’s net assets, plus any borrowing for investment purposes, in securities issued by companies principally engaged in the real estate industry. The Fund invests primarily in equity securities (typically common stocks, but may also include preferred stocks, American Depository Receipts, Global Depository Receipts, convertible bonds, and other forms of equity securities). Although the Fund invests primarily in U.S. companies, it may also invest in foreign companies.

A company is principally engaged in the real estate industry if it owns real estate or real estate-related assets that constitute at least 50% of the value of all of its assets or if it derives at least 50% of its revenues or net profits from owning, financing, developing, managing or selling real estate, or from offering products or services that are related to real estate. Issuers of real estate securities include real estate investment trusts (REITs), brokers, developers, lenders, and companies with substantial real estate holdings such as paper, lumber, hotel, and entertainment companies. Most of Davis Real Estate Fund’s real estate securities are, and will likely continue to be, interests in REITs. REITs pool investors’ funds to make real estate-related investments, such as buying interests in income-producing property or making loans to real estate developers.

Davis Investment Discipline. Davis Advisors manages equity funds using the Davis Investment Discipline. Davis Advisors conducts extensive research to try to identify businesses that possess characteristics that Davis Advisors believes foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. Davis Advisors aims to invest in such businesses when they are trading at discounts to their intrinsic worth. Davis Advisors emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis Advisors routinely visits managers at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain. After determining which companies Davis Advisors believes the Fund should own, Davis Advisors then turns its analysis to determining the intrinsic value of those companies’ equity securities. Davis Advisors seeks equity securities which can be purchased at attractive valuations relative to their intrinsic value. Davis Advisors’ goal is to invest in companies for the long term. Davis Advisors considers selling a company’s equity securities if the securities’ market price exceeds Davis Advisors’ estimates of intrinsic value, or if the ratio of the risks and rewards of continuing to own the company’s equity securities is no longer attractive.

Principal Risks of Investing in Davis Real Estate Fund

You may lose money by investing in Davis Real Estate Fund. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value. The principal risks of investing in the Fund are:

Stock Market risk. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices, including the possibility of sharp declines.

Manager risk. Poor security selection or focus on securities in a particular sector, category, or group of companies may cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

Common Stock risk. Common stock represents an ownership position in a company. An adverse event may have a negative impact on a company and could result in a decline in the price of its common stock. Common stock is generally subordinate to an issuer’s other securities, including preferred, convertible, and debt securities.

Concentrated Portfolio risk. The Fund invests principally in a single market sector, and any fund that has a concentrated portfolio is particularly vulnerable to the risks of its target sector.

Real Estate risk. Real estate securities are susceptible to the many risks associated with the direct ownership of real estate, including declines in property values, increases in property taxes, operating expenses, interest rates or competition, overbuilding, changes in zoning laws, or losses from casualty or condemnation.

Focused Portfolio risk. Funds that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the value of the Fund’s total portfolio.

Foreign Country risk. Foreign companies may be subject to greater risk as foreign economies may not be as strong or diversified, foreign political systems may not be as stable, and foreign financial reporting standards may not be as rigorous as they are in the United States.

Under $10 Billion Market Capitalization risk. Small- and mid-size companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

Variable Current Income risk. The income which the Fund pays to investors is not stable.

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Headline risk. The Fund may invest in a company when the company becomes the center of controversy after receiving adverse media attention concerning its operations, long-term prospects, or management or for other reasons. While Davis Advisors researches companies subject to such contingencies, it cannot be correct every time, and the company’s stock may never recover or may become worthless.

Fees and Expenses risk. The Fund may not earn enough through income and capital appreciation to offset the operating expenses of the Fund. All mutual funds incur operating fees and expenses. Fees and expenses reduce the return which a shareholder may earn by investing in a fund, even when a fund has favorable performance. A low return environment, or a bear market, increases the risk that a shareholder may lose money.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Performance Results

The bar chart below provides some indication of the risks of investing in Davis Real Estate Fund by showing how the Fund’s investment results have varied from year to year. The table shows how the Fund’s average annual total returns for the periods indicated compare with those of the S&P 500® Index, a broad based securities market index, and of the Wilshire U.S. Real Estate Securities Index. The Wilshire U.S. Real Estate Securities Index is a measure of the performance of publicly traded real estate securities. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by visiting www.davisfunds.com or by calling 1-800-279-0279.

After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement accounts.

Calendar year total returns for Class A shares

(Results do not include a sales charge; if a sales charge were included, results would be lower)

For the years ended December 31

Highest/Lowest quarterly results during this time period were:

Highest	32.10% for the quarter ended June 30, 2009
Lowest	(42.31)% for the quarter ended December 31, 2008

Total return for the three months ended March 31, 2012 (not annualized) was 10.87%.

Davis Real Estate Fund Average Annual Total Returns for the periods ended December 31, 2011 (with maximum sales charge)

	Past 1 Year	Past 5 Years	Past 10 Years
Class A shares return before taxes	4.46%	(5.66)%	8.20%
Class A shares return after taxes on distributions	4.00%	(6.80)%	6.71%
Class A shares return after taxes on distributions and sale of fund shares	2.90%	(4.94)%	6.83%
Class B shares return before taxes	4.42%	(5.97)%	8.14%
Class C shares return before taxes	7.80%	(5.50)%	7.90%
Class Y shares return before taxes	9.97%	(4.41)%	9.13%
S&P 500® Index	2.11%	(0.25)%	2.92%
Wilshire U.S. Real Estate Securities Index Neither index reflects deduction for fees, expenses or taxes	8.56%	(2.15)%	10.15%

Davis Real Estate Fund 30-Day SEC Yield, Class A Shares as of December 31, 2011

30-Day SEC Yield	1.68%

You can obtain Davis Real Estate Fund’s most recent 30-day SEC Yield by calling Investor Services toll-free at 1-800-279-0279, Monday through Friday, from 9 a.m. to 6 p.m. Eastern time.

Management

Investment Adviser

Davis Selected Advisers, L.P. serves as Davis Real Estate Fund’s investment adviser.

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Sub-Adviser

Davis Selected Advisers-NY, Inc., a wholly owned subsidiary of the Adviser, serves as the Fund’s sub-adviser.

Portfolio Managers

Portfolio Managers	Experience with this Fund	Primary Title with Investment Adviser or Sub-Adviser
Andrew Davis	Since January 1994	President, Davis Selected Advisers, L.P.
Chandler Spears	Since August 2002	Vice President, Davis Selected Advisers-NY, Inc.

Purchase and Sale of Fund Shares

	Class A, B and C shares	Class Y shares
Minimum Initial Investment	$1,000	$5,000,000	(1)
Minimum Additional Investment	$25	$25

(1)	Class Y shares may only be purchased by certain institutions. The minimum investment may vary depending on the type of institution.

You may sell (redeem) shares each day the New York Stock Exchange is open. Your transaction may be placed through your dealer or financial adviser, by writing to Davis Funds c/o State Street Bank and Trust Company, P.O. Box 8406, Boston, MA 02266-8406, telephoning 1-800-279-0279 or accessing Davis Funds’ website (www.davisfunds.com).

Tax Information

If the Fund earns income or realizes capital gains, it intends to make distributions that may be taxed as ordinary income or capital gains by federal, state and local authorities.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Davis Real Estate Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Investment Company Act File No. 811-2679

Davis Advisors 2949 East Elvira Road, Suite 101 Tucson, AZ 85756 800-279-0279 davisfunds.com

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